UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23475

aLTSHARES TRUST

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-955-1607

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Report to Shareholders.

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

AltShares Trust Annual Report

May 31, 2023

AltShares Merger Arbitrage ETF
(NYSE Arca, Inc. Symbol: ARB)

AltShares Event-Driven ETF
(NYSE Arca, Inc. Symbol: EVNT)

TABLE OF CONTENTS

Shareholder Letter	1
AltShares Merger Arbitrage ETF
Manager Commentary	3
Portfolio Information	5
Portfolio of Investments	8
AltShares Event-Driven ETF
Manager Commentary	17
Portfolio Information	19
Portfolio of Investments	22
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Financial Highlights
AltShares Merger Arbitrage ETF	35
AltShares Event-Driven ETF	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	54
Disclosure of Fund Expenses	56
Additional Information	58
Approval of Investment Advisory Agreement	59
Liquidity Risk	64
Trustees & Officers	65

AltShares Trust ETF Funds  Shareholder Letter

May 31, 2023 (Unaudited)

Dear Fellow Shareholders,

The fiscal year ending May 31, 2023, marked yet another challenging 12 months for both event-driven strategies and broader credit and equity markets. We continued to witness heightened volatility over the period, as many of the same challenges we discussed in our letter one year ago remain – such as the Russia/Ukraine conflict and the Federal Reserve's ("Fed") fight to tame inflation with interest rate hikes. We also saw new hazards emerge, such as a regional banking crisis that led to the failures of multiple large regional banks in the U.S. and yet another battle over the U.S. federal government's debt ceiling in Congress.

Within our event-driven universe, regulatory headwinds persisted throughout the course of the year, as antitrust regulators around the globe attempted to block several large transactions, in turn driving sympathetic volatility in deal spreads throughout the merger arbitrage universe. At times, we have found the logic behind the regulators' recent cases to be perplexing – particularly in the U.S., where the Department of Justice ("DOJ") and the Federal Trade Commission ("FTC") have sought to block deals, in our opinion, based on novel legal theories with little basis in historical precedent or antitrust law.

While the FTC and DOJ have succeeded in causing some companies to abandon their planned tie-ups rather than pursue costly litigation, and their actions may have had a chilling effect on future mergers and acquisitions ("M&A") in certain sensitive industries or by large acquirers, the regulatory pendulum may be starting to swing back to the other side. At this point, of the cases that have gone to trial, the FTC and DOJ under the Biden administration have lost more than they have won, and we believe acquirers may increasingly take a bolder stance in fighting regulatory objections. Furthermore, within the ranks of agency staff, there has been considerable brain drain, which may be a result of skepticism regarding the current regime's approach. In the past two years, for example, senior-level attorneys at the FTC have departed the agency at the fastest rate since 2000, which could make future enforcement actions more challenging.

While we are cognizant of the challenges that remain, amidst this environment, we believe the return opportunities in merger arbitrage are compelling. Volatility and rising interest rates are bolstering wider deal spreads, which have reached average levels we haven't seen since the Global Financial Crisis. According to Dealogic data, the average day-one spread (i.e., the spread the day after deal announcement) of pending deals as of May 31, 2023, exceeded 12% – more than double the rate just 12 months prior. And while M&A deal flow has slowed somewhat, with deal volumes in 2023 declining from the already subdued levels of the second half of 2022, activity still remains above pre-pandemic 2019 levels, according to Refinitiv and PwC data – providing plentiful event-driven investment opportunities.

As the Fed gets closer to its goal of combating inflation and interest rates begin to stabilize, we anticipate business leaders will increasingly seek to drive growth through strategic M&A, spurring further consolidation activity. Furthermore, financial acquisitions continue to comprise a large segment of M&A activity, and private equity firms remain flush with cash, with approximately $2.5 trillion on their books waiting to be deployed. All told, we believe the opportunity in the merger arbitrage space remains quite attractive. For our broader event-driven portfolio, given ongoing volatility, we expect to maintain our focus on these and other hard catalyst investments given their more definitive timelines and outcomes, introducing select soft catalyst investments – which typically have greater sensitivity to broader market moves – only when we believe the

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Shareholder Letter (continued)

May 31, 2023 (Unaudited)

potential reward outweighs the potential risk and when we can construct appropriate risk mitigation strategies.

Sincerely,
The Investment Team

Water Island Capital

The discussion of market trends and companies throughout this commentary are not intended as advice to any person regarding the advisability of investing in any particular security. Some of our comments are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. Our views are a reflection of our best judgment at the time of the commentary and are subject to change any time based on market and other conditions, and we have no obligation to update them.

Glossary

Deal Flow: The volume of announced mergers and acquisitions activity.

Deal Spread (also "merger spread" or "spread"): The difference between the price at which a target company's shares currently trade and the price an acquiring company has agreed to pay, which forms the rate of return in a merger arbitrage investment.

Global Financial Crisis: A period of severe stress in global financial markets and banking systems between mid-2007 and early 2009.

Hard Catalysts: Situations with more defined potential outcomes and higher probabilities of reaching a successful conclusion.

Soft Catalysts: Situations with less defined potential outcomes and relatively lower probabilities of reaching a successful conclusion.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Manager Commentary

May 31, 2023 (Unaudited)

AltShares Merger Arbitrage ETF

Fiscal Year Highlights

For the fiscal year ended May 31, 2023, AltShares Merger Arbitrage ETF returned -0.95% at net asset value ("NAV") and -1.07% at market price, net of fees. The Fund's underlying index, the Water Island Merger Arbitrage USD Hedged index, returned 1.99% gross for the same period. The Fund realized positive contribution from deals in both the European and Asia-Pacific regions, while the Americas region detracted from returns on the whole. On a sector basis, industrials and health care were the primary contributors to returns, while financials and information technology were the top detractors.

The Fund may utilize derivatives to implement position-level hedges or currency hedges. During the fiscal year, the Fund's investments in derivative instruments contributed to returns. Derivative performance was in line with expectations given prevailing market conditions over the period.

The Fund's top contributor for the period was its investment in the acquisition of Twitter by Elon Musk. In April 2022, Elon Musk – CEO of Tesla and SpaceX and one of the richest people in the world – launched an unsolicited bid to personally acquire the 91% of U.S. social media company Twitter that he did not already own for $54.20 per share in cash. Musk put together a financing package combining commitments from a group of banks led by Morgan Stanley and private equity firms with his own personal assets, including loans backed by his holdings in Tesla stock. Musk's commitment to the deal seemingly wavered in line with the fortunes of Tesla shares, which traded down significantly after Twitter's board agreed to the transaction. Musk's capriciousness led to significant volatility in the deal spread, as he attempted to back out of the deal and Twitter filed suit in the Delaware Court of Chancery to enforce the original merger agreement. Rather than undergo litigation, Musk ultimately capitulated and agreed to close the deal on its original terms. The Fund was rewarded when the deal was completed in calendar Q4 2022.

The second-largest contributor for the fiscal year was the Fund's position in the acquisition of Avast by NortonLifeLock. In July 2021, Avast – a Czech Republic-based software developer of cybersecurity and antivirus products – agreed to be acquired by NortonLifeLock – a U.S.-based software developer of security, storage, and systems management solutions – for $7.2 billion in cash and stock. This transaction experienced volatility in the deal spread due to regulatory concerns, with the UK's antitrust regulator – the Competition Markets Authority ("CMA") – concluding there was potential the merger could reduce competition and extending its probe into a second phase. Ultimately, however, the CMA approved the transaction, which closed successfully in September 2022, leading to gains for the Fund.

Conversely, the top detractor in the portfolio was the Fund's position in the acquisition of First Horizon by Toronto-Dominion Bank ("TD"). In February 2022, First Horizon – a regional bank based in Tennessee that operates throughout the Southeast U.S. – agreed to be acquired by TD – a Canada-based multinational banking and financial services corporation – for $13.4 billion in cash. While First Horizon was not directly connected to Silicon Valley Bank, the company's shares were a casualty of indiscriminate selling across the U.S. regional banking industry following the news of Silicon Valley Bank's failure. This, combined with an extended regulatory review in Canada as well as rumors of a potential price cut, pressured the deal's spread. As the regional banking crisis continued to unfold, leading to the additional failures of Signature Bank and First Republic, volatility in First Horizon shares escalated. Eventually, in May 2023, when no progress had been made on the antitrust review front, First Horizon and TD mutually agreed to terminate the merger due to "uncertainty" as to when the deal might gain the lagging regulatory approvals.

Annual Report | May 31, 2023

AltShares Merger Arbitrage ETF  Manager Commentary (continued)

May 31, 2023 (Unaudited)

The second-largest detractor for the period was the Fund's position in the acquisition of Rogers by DuPont de Nemours ("DuPont"). In November 2021, Rogers – a U.S.-based manufacturer and seller of specialty polymer composite materials and components – agreed to be acquired by DuPont – a U.S.-based provider of chemicals, plastic materials, fibers, and consumer products – for $5.3 billion in cash. This transaction experienced an extended regulatory review at the State Administration for Market Regulation ("SAMR") in China. In November 2022, when the deal's termination date was reached with SAMR approval still outstanding, DuPont opted to walk away rather than agree to extend the timeline. This caught many arbitrageurs by surprise, as the companies had jointly reaffirmed their commitment to the merger and achieving a resolution with SAMR just two months prior, and the ensuing selling pressure as event-driven investors exited en masse led to losses for the Fund.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio Information

May 31, 2023

Performance (annualized returns as of May 31, 2023)

Net asset value ("NAV") represents the value of each share's portion of the Fund's underlying net assets (including cash) at the end of the trading day. Market price represents the mid-point between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund's NAV is calculated (usually 4:00 pm Eastern time).

	One Year	Five Year	Ten Year	Since Inception
AltShares Merger Arbitrage ETF* NAV Returns	-0.95%	—	—	2.09%
AltShares Merger Arbitrage ETF* Market Price Returns	-1.07%	—	—	2.07%
ICE BofA 3-Month Treasury Bill Index	3.14%	—	—	1.10%
Water Island Merger Arbitrage USD Hedged Index	1.99%	—	—	3.60%

* Fund inception: 5/7/2020.

Current performance may be lower or higher than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. The performance data reflects fee waivers in effect at the time. If fee waivers were not in place, the performance depicted would be lower.You can obtain performance data current to the most recent month-end by calling 1-855-955-1607.

The Total Annual Fund Operating Expense ratio for the Fund is 0.76%. The expense ratio is as stated in the current prospectus and may differ from the expense ratio disclosed in the financial highlights in this report. Water Island Capital, LLC, the Fund's adviser ("Adviser"), has voluntarily agreed to reduce the Fund's advisory fee from 0.75% to 0.55% when the Fund's assets are under $100 million and to 0.65% when the Fund's assets are $100 million or more but less than $200 million. This voluntary arrangement may be eliminated by the Adviser at any time. A contractual fee waiver of 0.20% was in effect from January 31, 2022 to September 30, 2022.

The ICE BofA U.S. 3-Month Treasury Bill Index (formerly named, ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The Water Island Merger Arbitrage USD Hedged Index ("Underlying Index") is comprised of securities of U.S. and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies.

An investor may not invest directly in an index.

AltShares Merger Arbitrage ETF Risks: Investments are subject to risk, including possible loss of principal. There can be no assurance that the Fund will achieve its investment objectives. The Fund is non-diversified and is expected to be concentrated in certain industries and sectors to the same

Annual Report | May 31, 2023

AltShares Merger Arbitrage ETF  Portfolio Information (continued)

May 31, 2023

extent as the Underlying Index and may be more sensitive to market or other developments that significantly affect those industries.

The Fund uses investment techniques with risks that are different from those ordinarily associated with equity investments. Such risks include merger arbitrage risk (in that the proposed reorganizations in which the Fund invests maybe renegotiated or terminated, in which case the Fund may realize losses) and short sale risk (in that the Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls). Short sales by the Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund may invest in derivatives (such as forwards, futures including foreign forward currency contracts, options and swaps), which may cause the Fund to be susceptible to credit risk and currency fluctuations. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which could result in higher transaction costs and taxes.

Shares of the Fund may be bought or sold throughout the day at their market price on the exchange on which they are listed. The market price of fund shares may be at, above, or below their NAV and will fluctuate with changes in the NAV as well as with supply and demand in the market for the shares. The market price of fund shares may differ significantly from their NAV during periods of market volatility. Shares of the Fund may only be redeemed directly with the Fund at NAV by Authorized Participants, in large creation units. There can be no guarantee that an active trading market for fund shares will develop or be maintained or that their listing will continue or remain unchanged. Buying or selling fund shares on an exchange may require the payment of brokerage commissions and frequent trading may incur brokerage costs that detract significantly from investment returns.

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio Information (continued)

May 31, 2023

Sector Weighting

The following chart shows the sector weightings of the AltShares Merger Arbitrage ETF's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: The Fund may invest a large portion of its assets in securities of issuers in a single industry to approximately the same extent that the Fund's Underlying Index concentrates in the securities of the same industry. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2023

AltShares Merger Arbitrage ETF  Portfolio of Investments

May 31, 2023

	Shares	Value
COMMON STOCKS - 94.88%
Aerospace & Defense - 2.05%
Aerojet Rocketdyne Holdings, Inc.(a)	22,260	$1,212,725
Airlines - 1.78%
Spirit Airlines, Inc.	69,440	1,056,182
Banks - 4.38%
First Horizon Corp.(b)	126,497	1,304,184
Home Capital Group, Inc.	25,102	803,449
Lakeland Bancorp, Inc.	37,357	486,015
		2,593,648
Biotechnology - 20.57%
BELLUS Health, Inc.(a)	150,398	2,197,315
CTI BioPharma Corp.(a)	181,380	1,641,489
Horizon Therapeutics Plc(a)	21,371	2,137,741
IVERIC bio, Inc.(a)(c)	58,393	2,204,336
Prometheus Biosciences, Inc.(a)	11,253	2,235,971
Seagen, Inc.(a)(c)	9,031	1,767,366
		12,184,218
Chemicals - 2.07%
Diversey Holdings Ltd.(a)	147,544	1,229,041
Computers & Computer Services - 0.62%
Ordina N.V.	60,406	365,455
Distribution/Wholesale - 4.83%
Uni-Select, Inc.(a)	35,145	1,209,816
Univar Solutions, Inc.(a)(c)	46,333	1,650,382
		2,860,198
Diversified Financial Services - 3.42%
Focus Financial Partners, Inc., Class A(a)	23,432	1,220,573
Numis Corp. Plc	194,381	806,404
		2,026,977
Electronics - 2.74%
National Instruments Corp.(c)	28,040	1,620,712
Engineering & Construction - 0.62%
Sureserve Group Plc	236,668	365,796
Food - 1.84%
Albertsons Cos., Inc., Class A(c)	53,678	1,092,884
Healthcare - Products - 0.30%
NuVasive, Inc.(a)(c)	4,717	180,001

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 94.88% (Continued)
Healthcare - Services - 3.71%
Syneos Health, Inc.(a)(c)	52,791	$2,196,106
Home Furnishings - 1.47%
iRobot Corp.(a)(c)	24,610	872,424
Insurance - 0.24%
Curtis Banks Group Plc	36,064	144,904
Iron/Steel - 0.65%
Kloeckner & Co. SE	37,293	384,274
Machinery - Diversified - 3.10%
Xylem, Inc.	18,327	1,836,401
Media - 1.36%
Telenet Group Holding N.V.	37,750	804,195
Mining - 3.70%
Arconic Corp.(a)	75,835	2,192,390
Miscellaneous Manufacturing - 0.70%
va-Q-tec AG(a)	16,893	415,309
Office Furnishings - 0.83%
Kimball International, Inc., Class B	40,042	492,517
Oil & Gas - 1.29%
Ranger Oil Corp., Class A	20,872	767,046
Pharmaceuticals - 2.13%
Heska Corp.(a)	10,528	1,260,517
Pipelines - 5.56%
DCP Midstream LP(a)	29,747	1,237,178
Magellan Midstream Partners LP(a)(c)	34,201	2,059,242
		3,296,420
Real Estate - 1.39%
Radius Global Infrastructure, Inc., Class A(a)	55,802	825,870
Real Estate Investment Trusts - 3.94%
Indus Realty Trust, Inc.	5,494	366,999
Industrials REIT Ltd.	177,303	367,226
Life Storage, Inc.(c)	8,270	1,053,516
Ready Capital Corp.	19,114	193,240
Urstadt Biddle Properties, Inc., Class A	18,129	350,796
		2,331,777

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 94.88% (Continued)
Retail - 4.83%
Franchise Group, Inc.	55,758	$1,622,558
Ruth's Hospitality Group, Inc.	57,676	1,235,996
		2,858,554
Software - 14.15%
Cvent Holding Corp.(a)	144,305	1,225,149
EMIS Group Plc	47,516	788,494
ForgeRock, Inc., Class A(a)	40,586	816,996
Meltwater N.V.(a)	193,577	313,903
Momentive Global, Inc.(a)(c)	87,200	824,912
Qualtrics International, Inc., Class A(a)(c)	90,420	1,634,794
SimCorp A/S	11,754	1,218,145
VMware, Inc., Class A(a)(c)	11,457	1,561,475
		8,383,868
Telecommunications - 0.00%
GCI Liberty, Inc.(d)	2,728	—
Transportation - 0.61%
U.S. Xpress Enterprises, Inc., Class A(a)	59,836	363,803
TOTAL COMMON STOCKS (Cost $59,117,234)		56,214,212

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 4.81%
Money Market Funds
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.997	%(e)	1,425,170	$1,425,170
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.129	%(e)	1,425,170	1,425,170
				2,850,340
TOTAL SHORT-TERM INVESTMENTS (Cost $2,850,340)				2,850,340
Total Investments - 99.69% (Cost $61,967,574)				59,064,552
Other Assets in Excess of Liabilities - 0.31%(f)				180,868
NET ASSETS - 100.00%				$59,245,420

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Underlying security for a written/purchased call/put option.

(c)  Security, or a portion of security, is being held as collateral for short sales, swaps or forward foreign currency exchange contracts. At May 31, 2023, the aggregate fair market value of those securities was $ 14,409,092 representing 24.32% of net assets.

(d)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2023, the total fair market value of these securities was $0, representing 0.0% of net assets.

(e)  Rate shown is the 7-day effective yield as of May 31, 2023.

(f)  Includes cash held as collateral for short sales.

WRITTEN OPTIONS	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
Written Call Options
First Horizon Corp.	06/2023	$11.00	$(206,200)	(200)	$(5,000)
	06/2023	12.00	(420,648)	(408)	(3,060)
	06/2023	13.00	(51,500)	(50)	0
TOTAL WRITTEN OPTIONS (Premiums received $46,365)					$(8,060)

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Upon Termination	Extra Space Storage, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	05/06/2024	$—	$—	$130,768	USD	1,198,510	$130,768
Morgan Stanley & Co./ Upon Termination	Globus Medical, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	05/06/2024	—	—	12,519	USD	203,976	12,519

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Upon Termination	HNI Corp.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	05/06/2024	$1,041	$—	$5,165	USD	138,020	$6,206
Morgan Stanley & Co./ Upon Termination	ONEOK, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	05/06/2024	—	—	42,887	USD	1,335,414	42,887
Morgan Stanley & Co./ Upon Termination	Provident Financial Services, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	05/06/2024	169	—	72,360	USD	576,137	72,529
Morgan Stanley & Co./ Upon Termination	Ready Capital Corp.	Received 1 Month- Federal Rate Minus 58 bps (-4.500%)	05/06/2024	—	—	8,312	USD	201,413	8,312
Morgan Stanley & Co./ Upon Termination	Regency Centers Corp.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	05/06/2024	—	—	1,875	USD	355,814	1,875
Morgan Stanley & Co./ Upon Termination	Xylem, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-5.080%)	05/06/2024	—	—	18,058	USD	1,854,223	18,058

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Appreciation
Morgan Stanley & Co./ Upon Termination	Baytex Energy Corp.	Received 1 Month- CORRA Minus 169 bps (-2.810%)	03/07/2025	$—	$—	$25,996	CAD	704,386	$25,996
						$317,940			$319,150
Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Depreciation
Morgan Stanley & Co./ Upon Termination	Broadcom, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	05/06/2024	$—	$—	$(292,774)	USD	873,113	$(292,774)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	5,697,970	USD	4,171,056	Morgan Stanley & Co.	06/15/2023	$27,737
USD	1,630,662	CAD	2,193,220	Morgan Stanley & Co.	06/15/2023	14,494
USD	1,326,179	DKK	9,028,700	Morgan Stanley & Co.	06/15/2023	29,057
EUR	76,000	USD	81,161	Morgan Stanley & Co.	06/15/2023	135
USD	4,048,773	EUR	3,705,720	Morgan Stanley & Co.	06/15/2023	84,795
GBP	808,800	USD	994,576	Morgan Stanley & Co.	06/15/2023	11,804
USD	720,878	GBP	575,600	Morgan Stanley & Co.	06/15/2023	4,667
USD	542,938	NOK	5,697,000	Morgan Stanley & Co.	06/15/2023	29,376
						$202,065

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	2,965,900	USD	2,209,905	Morgan Stanley & Co.	06/15/2023	$(24,354)
USD	6,731,690	CAD	9,204,210	Morgan Stanley & Co.	06/15/2023	(50,825)
DKK	389,500	USD	56,320	Morgan Stanley & Co.	06/15/2023	(361)
EUR	1,686,810	USD	1,847,158	Morgan Stanley & Co.	06/15/2023	(42,792)
GBP	131,300	USD	165,852	Morgan Stanley & Co.	06/15/2023	(2,476)
USD	3,289,096	GBP	2,689,500	Morgan Stanley & Co.	06/15/2023	(57,417)
NOK	2,212,600	USD	208,038	Morgan Stanley & Co.	06/15/2023	(8,581)
						$(186,806)

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United States	82.49%
Canada	7.11%
United Kingdom	4.17%
Denmark	2.06%
Belgium	1.36%
Germany	1.35%
Netherlands	1.15%
Other Assets in Excess of Liabilities	0.31%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is a Danish term for a stock-based corporation.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CORRA - Canadian Overnight Repo Rate Average

DKK - Danish krone

EUR - Euro

GBP - British pound

LP - Limited Partnership

Ltd. - Limited

NOK - Norwegian krone

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Plc - Public Limited Company

REIT - Real Estate Investment Trust

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States

USD - United States Dollar

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

The following table summarizes AltShares Merger Arbitrage ETF's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2023:

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Assets

Common Stocks

Aerospace & Defense	$1,212,725	$—	$—	$1,212,725
Airlines	1,056,182	—	—	1,056,182
Banks	2,593,648	—	—	2,593,648
Biotechnology	12,184,218	—	—	12,184,218
Chemicals	1,229,041	—	—	1,229,041
Computers & Computer Services	365,455	—	—	365,455
Distribution/Wholesale	2,860,198	—	—	2,860,198
Diversified Financial Services	2,026,977	—	—	2,026,977
Electronics	1,620,712	—	—	1,620,712
Engineering & Construction	365,796	—	—	365,796
Food	1,092,884	—	—	1,092,884
Healthcare - Products	180,001	—	—	180,001
Healthcare - Services	2,196,106	—	—	2,196,106
Home Furnishings	872,424	—	—	872,424
Insurance	144,904	—	—	144,904
Iron/Steel	384,274	—	—	384,274
Machinery - Diversified	1,836,401	—	—	1,836,401
Media	804,195	—	—	804,195
Mining	2,192,390	—	—	2,192,390
Miscellaneous Manufacturing	415,309	—	—	415,309
Office Furnishings	492,517	—	—	492,517
Oil & Gas	767,046	—	—	767,046
Pharmaceuticals	1,260,517	—	—	1,260,517
Pipelines	3,296,420	—	—	3,296,420
Real Estate	825,870	—	—	825,870
Real Estate Investment Trusts	2,331,777	—	—	2,331,777
Retail	2,858,554	—	—	2,858,554
Software	7,558,956	824,912	—	8,383,868
Telecommunications	—	—	0	0
Transportation	363,803	—	—	363,803
Short-Term Investments	2,850,340	—	—	2,850,340
TOTAL	$58,239,640	$824,912	$0	$59,064,552

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Merger Arbitrage ETF  Portfolio of Investments (continued)

May 31, 2023

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$202,065	$—	$202,065
Equity Swaps	317,940	—	—	317,940
Liabilities
Written Options	(8,060)	—	—	(8,060)
Forward Foreign Currency Exchange Contracts	—	(186,806)	—	(186,806)
Equity Swaps	(292,774)	—	—	(292,774)
TOTAL	$17,106	$15,259	$—	$32,365

*  Refer to Note 2 where leveling hierarchy is defined.

**  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2023:

Investments in Securities	Balance as of May 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers out of Level 3	Balance as of May 31, 2023	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2023
Common Stock	$—	$—	$—	$0	$—	$—	$0	$—
Total	$—	$—	$—	$0	$—	$—	$0	$—

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2023:

Investments in Securities	Fair Value at May 31, 2023	Valuation Technique	Unobservable Input	Range of Values	Weighted Average
Common Stocks	$0	Value of future recovery	Value of future recovery	$0	$0.00

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Manager Commentary

May 31, 2023 (Unaudited)

AltShares Event-Driven ETF

Fiscal Year Highlights

For the fiscal year ended May 31, 2023, AltShares Event-Driven ETF returned -1.47% at NAV and -1.57% at market price, net of fees. The European region contributed to returns, while the Americas and Asia-Pacific regions detracted from returns. On a sector basis, the top contributors for the period were energy and industrials, while financials and communication services detracted the most from returns.

The Fund may utilize derivatives for several purposes, primarily to implement position-level hedges, portfolio-level hedges, or currency hedges. During the fiscal year, the Fund's investments in derivative instruments contributed to returns. Derivative performance was in line with expectations given prevailing market conditions over the period.

The Fund's top contributor for the period was its investment in Nvidia. Nvidia is a U.S.-based designer of graphics processing units, systems on a chip, other semiconductors, and artificial intelligence hardware and software for a variety of use cases including mobile, desktop, server, and automotive environments. The company posted solid financials despite weaker data center revenues stemming from flagging demand in China. We remain positive on Nvidia based on what we view as an underappreciated transformation from a traditional PC graphics chip vendor into a supplier for the high-end gaming, enterprise graphics, cloud computing, artificial intelligence, and automotive markets. Furthermore, the company has a strong balance sheet and is flush with nearly $13.5 billion in cash that may be deployed in a range of catalysts such as strategic acquisitions, investment in growth initiatives, or distribution to shareholders.

The second-largest contributor for the fiscal year was the Fund's position in the acquisition of Twitter by Elon Musk. In April 2022, Elon Musk – CEO of Tesla and SpaceX and one of the richest people in the world – launched an unsolicited bid to personally acquire the 91% of U.S. social media company Twitter that he did not already own for $54.20 per share in cash. Musk put together a financing package combining commitments from a group of banks led by Morgan Stanley and private equity firms with his own personal assets, including loans backed by his holdings in Tesla stock. Musk's commitment to the deal seemingly wavered in line with the fortunes of Tesla shares, which traded down significantly after Twitter's board agreed to the transaction. Musk's capriciousness led to significant volatility in the deal spread, as he attempted to back out of the deal and Twitter filed suit in the Delaware Court of Chancery to enforce the original merger agreement. Rather than undergo litigation, Musk ultimately capitulated and agreed to close the deal on its original terms. Our analysis of the strength of the merger agreement (and thus Musk's likelihood of losing in court) gave us the confidence to maintain exposure to this deal throughout its life. Volatility throughout the deal timeline allowed us to trade around the spread and add exposure at attractive rates of return, and the Fund was rewarded when the deal was completed in calendar Q4 2022.

Conversely, the top detractor in the portfolio was the Fund's position in Cano Health. Cano is a medical provider specializing in primary care centers for senior citizens. The company has been very consistent in its messaging that it is open to considering all strategic alternatives which would allow it to accelerate shareholder value creation, including a sale. CVS Healthcare had been rumored to be a potential bidder, though later reports claimed CVS had backed away from a deal, which led to widespread selling by event-driven shareholders. While the headlines do not preclude a takeout at a later date or by a different acquirer, for the time being, attention on the stock has shifted back toward its ability to self-fund its growth aspirations.

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Manager Commentary (continued)

May 31, 2023 (Unaudited)

The second-largest detractor for the period was the Fund's position in the acquisition of Rogers by DuPont de Nemours. In November 2021, Rogers – a U.S.-based manufacturer and seller of specialty polymer composite materials and components – agreed to be acquired by DuPont – a U.S.-based provider of chemicals, plastic materials, fibers, and consumer products – for $5.3 billion in cash. This transaction experienced an extended regulatory review at the State Administration for Market Regulation ("SAMR") in China. In November 2022, when the deal's termination date was reached with SAMR approval still outstanding, DuPont opted to walk away rather than agree to extend the timeline. This caught many arbitrageurs by surprise, as the companies had jointly reaffirmed their commitment to the merger and to achieving a resolution with SAMR just two months prior. Speculation around DuPont's reasons for walking away and year-end tax-loss harvesting drove event-driven investors to exit their positions en masse, which exacerbated the price reaction of Rogers shares, leading them to trade at depressed levels – well under what we believed to be a fair valuation. We opted to follow our deal break protocol and wait for more normalized trading levels, seeking to unwind our position in an orderly fashion. While we were rewarded as Rogers shares traded nearly 37% higher during calendar Q1 2023, overall, the deal break remained a top detractor for the Fund.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio Information

May 31, 2023

Performance (annualized returns as of May 31, 2023)

Net asset value ("NAV") represents the value of each share's portion of the Fund's underlying net assets (including cash) at the end of the trading day. Market price represents the mid-point between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund's NAV is calculated (usually 4:00 pm Eastern time).

	One Year	Five Year	Ten Year	Since Inception
AltShares Event-Driven ETF* NAV Returns	-1.47%	5.93%	—	3.76%
AltShares Event-Driven ETF* Market Price Returns	-1.57%	5.93%	—	3.76%
ICE BofA 3-Month Treasury Bill Index	3.14%	1.49%	—	1.11%
Standard & Poor's 500 Index®	2.92%	11.01%	—	10.71%

* Fund inception: 12/31/2014 (the inception date of the Predecessor Mutual Fund).

Current performance may be lower or higher than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown above include the reinvestment of all dividends and capital gains. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. You can obtain performance data current to the most recent month-end by calling 1-855-955-1607.

The Total Annual Fund Operating Expense ratio for the Fund is 1.53%. The expense ratio is as stated in the current prospectus and may differ from the expense ratio disclosed in the financial highlights in this report. Inception of the Predecessor Mutual Fund is used for since inception returns. Performance for periods prior to May 12, 2019, does not reflect the Fund's current investment strategy. The performance of the Predecessor Mutual Fund reflects fee waivers that were in effect (Note 5). If fee waivers had not been in place, the performance depicted for the Predecessor Mutual Fund would have been reduced.

The ICE BofA U.S. 3-Month Treasury Bill Index (formerly named, ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

The Standard and Poor's 500, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States. The S&P 500 is not intended to, and does not, parallel the risk or investment style of the Fund's investment strategy.

An investor may not invest directly in an index.

The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Portfolio Information (continued)

May 31, 2023

AltShares Event-Driven ETF Risks: Investments are subject to risk, including possible loss of principal. There can be no assurance that the Fund will achieve its investment objectives. The Fund is non-diversified and is expected to be concentrated in certain industries and sectors and may be more sensitive to market or other developments that significantly affect those industries.

The Fund uses investment techniques with risks that are different from those ordinarily associated with equity investments. Such risks include merger arbitrage risk (in that the proposed reorganizations in which the Fund invests maybe renegotiated or terminated, in which case the Fund may realize losses) and short sale risk (in that the Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls). Short sales by the Fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund may invest in derivatives (such as forwards, futures including foreign forward currency contracts, options and swaps), which may cause the Fund to be susceptible to credit risk and currency fluctuations. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which could result in higher transaction costs and taxes.

Shares of the Fund may be bought or sold throughout the day at their market price on the exchange on which they are listed. The market price of fund shares may be at, above, or below their NAV and will fluctuate with changes in the NAV as well as with supply and demand in the market for the shares. The market price of fund shares may differ significantly from their NAV during periods of market volatility. Shares of the Fund may only be redeemed directly with the Fund at NAV by Authorized Participants, in large creation units. There can be no guarantee that an active trading market for fund shares will develop or be maintained or that their listing will continue or remain unchanged. Buying or selling fund shares on an exchange may require the payment of brokerage commissions and frequent trading may incur brokerage costs that detract significantly from investment returns.

Growth of $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the shares of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio Information (continued)

May 31, 2023

Sector Weighting

The following chart shows the sector weightings of the AltShares Event Driven ETF's investments (including short sales and excluding derivatives) as of the report date.

* Concentration Risk: If a large percentage of mergers or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Portfolio of Investments

May 31, 2023

	Shares	Value
COMMON STOCKS - 93.75%
Aerospace & Defense - 3.68%
Aerojet Rocketdyne Holdings, Inc.(a)	1,874	$102,095
Banks - 4.95%
First Horizon Corp.(b)	10,094	104,069
Home Capital Group, Inc., Class B	1,032	33,032
		137,101
Biotechnology - 18.25%
Amarin Corp. Plc, ADR(a)	9,842	11,515
Aura Biosciences, Inc.(a)(c)	5,664	64,117
BELLUS Health, Inc.(a)	2,812	41,083
CTI BioPharma Corp.(a)	1,023	9,258
Horizon Therapeutics Plc(a)	1,244	124,437
IVERIC bio, Inc.(a)	1,500	56,625
Prometheus Biosciences, Inc.(a)	382	75,904
Seagen, Inc.(a)	374	73,192
VectivBio Holding AG(a)	3,000	49,650
		505,781
Chemicals - 2.79%
Diversey Holdings Ltd.(a)	9,280	77,302
Coal - 0.26%
Arch Resources, Inc.	71	7,338
Commercial Services - 1.50%
Block, Inc.(a)(c)	234	14,131
Moneylion, Inc.(a)(d)	375	4,178
PayPal Holdings, Inc.(a)(c)	374	23,184
		41,493
Computers & Computer Services - 0.91%
Crane NXT Co.	482	25,368
Distribution/Wholesale - 4.41%
Uni-Select, Inc.(a)	1,124	38,692
Univar Solutions, Inc.(a)	2,344	83,493
		122,185
Diversified Financial Services - 2.64%
Focus Financial Partners, Inc., Class A(a)	1,406	73,239
Electronics - 1.96%
National Instruments Corp.(c)	938	54,216

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 93.75% (Continued)
Entertainment - 2.34%
Caesars Entertainment, Inc.(a)(c)	1,580	$64,796
Healthcare - Products - 0.55%
Globus Medical, Inc., Class A(a)(c)	282	15,265
Healthcare - Services - 1.50%
Syneos Health, Inc.(a)	1,000	41,600
Insurance - 1.49%
Argo Group International Holdings Ltd.(c)	1,406	41,210
Internet - 0.22%
Pinterest, Inc., Class A(a)(c)	250	5,985
Lodging - 0.75%
Marcus Corp. (The)(c)	1,352	20,659
Machinery - Construction & Mining - 1.20%
Bloom Energy Corp., Class A(a)(c)	2,428	33,312
Machinery - Diversified - 1.26%
Crane Co.	482	35,022
Media - 5.76%
TEGNA, Inc.	3,750	58,088
Warner Bros Discovery, Inc.(a)	1,218	13,739
Paramount Global, Class B(c)	468	7,118
DISH Network Corp., Class A(a)(c)	5,512	35,442
Walt Disney Co. (The)(a)(c)	516	45,387
		159,774
Oil & Gas - 5.12%
Baytex Energy Corp.(a)	20,416	64,515
EQT Corp.(c)	1,444	50,208
Occidental Petroleum Corp.	234	13,492
Ranger Oil Corp., Class A	374	13,744
		141,959
Pharmaceuticals - 6.27%
Bayer AG, ADR(c)	2,624	36,683
Heska Corp.(a)	468	56,034
Johnson & Johnson(c)	468	72,568
Paratek Pharmaceuticals, Inc.(a)(c)	5,624	8,605
		173,890
Pipelines - 2.81%
DCP Midstream LP(a)	1,874	77,940

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
COMMON STOCKS - 93.75% (Continued)
Real Estate - 1.55%
Radius Global Infrastructure, Inc., Class A(a)	2,906	$43,009
Real Estate Investment Trusts - 2.58%
Healthcare Realty Trust, Inc., Class A	1,312	24,416
Indus Realty Trust, Inc.	704	47,027
		71,443
Retail - 1.00%
Foot Locker, Inc.	300	7,596
Ruth's Hospitality Group, Inc.	938	20,101
		27,697
Software - 18.00%
Absolute Software Corp.	2,000	22,420
Activision Blizzard, Inc.(a)(b)	2,812	225,522
Five9, Inc.(a)(c)	250	16,527
ForgeRock, Inc., Class A(a)	1,874	37,724
Momentive Global, Inc.(a)	2,812	26,602
Qualtrics International, Inc., Class A(a)	4,686	84,723
RingCentral, Inc., Class A(a)(c)	400	13,880
VMware, Inc., Class A(a)(c)	524	71,416
		498,814
TOTAL COMMON STOCKS (Cost $2,778,491)		2,598,493

	Maturity Date	Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS - 2.41%
Auto Manufacturers - 0.01%
Lightning eMotors, Inc.(e)	05/15/2024	7.500%	$365	$197
Healthcare - Services - 0.32%
UpHealth, Inc.(e)	06/15/2026	6.250%	31,000	8,971
Software - 2.08%
Kaleyra, Inc.(e)	06/01/2026	6.125%	73,000	57,591

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $104,365)		66,759
	Shares	Value
WARRANTS(a) - 0.00%(f)
Commercial Services - 0.00%(f)
Moneylion, Inc., Exercise Price $11.50, Expires 09/22/2026	440	$15
TOTAL WARRANTS (Cost $0)		15

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

	Shares	Value
PRIVATE INVESTMENTS(a)(d)(g)(h) - 0.03%
Fast Capital LLC	400	$800
TOTAL PRIVATE INVESTMENTS (Cost $414)		800
RIGHTS(a) - 0.16%
Concert Pharmaceuticals, Inc. CVR, Expires 12/31/2029(d)(g)	2,000	757
Contra Abiomed, Inc. CVR, Expires 12/31/2030(d)	200	350
Contra Albireo Pharma, Inc. CVR, Expires 12/31/2027(d)(g)	415	913
Contra Amryt Pharma Plc CVR, Expires 12/31/2024(d)(g)	7,245	176
Contra Amryt Pharma Plc CVR, Expires 12/31/2024(d)(g)	7,245	118
Contra CinCor Pharma, Inc. CVR, Expires 12/31/2027(d)(g)	639	2,006
TOTAL RIGHTS (Cost $4,154)		4,320

	Expiration Date	Exercise Price	Notional Amount	Contracts	Value
PURCHASED OPTIONS - 0.04%
Put Options Purchased - 0.04%
Activision Blizzard, Inc.	06/2023	$80.00	$80,200	10	$1,255
TOTAL PURCHASED OPTIONS (Cost $2,267)					1,255

	Yield		Shares	Value
SHORT-TERM INVESTMENTS - 3.65%
Money Market Funds
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.997	%(i)	50,612	$50,612
State Street Institutional U.S. Government Money Market Fund	5.129	%(i)	50,613	50,613
				101,225
TOTAL SHORT-TERM INVESTMENTS (Cost $101,225)				101,225
Total Investments - 100.04% (Cost $2,990,916)				2,772,867
Liabilities in Excess of Other Assets - (0.04)%(j)				(1,037)
NET ASSETS - 100.00%				$2,771,830

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

Portfolio Footnotes

(a)  Non-income-producing security.

(b)  Underlying security for a written/purchased call/put option.

(c)  Security, or a portion of security, is being held as collateral for swaps, short sales, written option contracts or forward foreign currency exchange contracts. At May 31, 2023, the aggregate fair market value of those securities was $534,208, representing 19.27% of net assets.

(d)  Restricted securities (including private placements) - The Fund may own investment securities that have other legal or contractual limitations. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,298 or 0.34% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Concert Pharmaceuticals, Inc. CVR, Expires 12/31/2029	03/07/2023	$740
Contra Abiomed, Inc. CVR, Expires 12/31/2030	12/21/2022	204
Contra Albireo Pharma, Inc. CVR, Expires 12/31/2027	01/09/2023	892
Contra Amryt Pharma Plc CVR, Expires 12/31/2024	04/13/2023	181
Contra Amryt Pharma Plc CVR, Expires 12/31/2024	04/13/2023	181
Contra CinCor Pharma, Inc. CVR, Expires 12/31/2027	02/23/2023	1,956
Fast Capital LLC	08/18/2020	414
Moneylion, Inc.	09/14/2021	92,989
Total		$97,557

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2023, these securities had a total value of $66,759 or 2.41% of net assets.

(f)  Less than 0.005% of net assets.

(g)  Security fair valued using significant unobservable inputs and classified as a Level 3 security. As of May 31, 2023, the total fair market value of these securities was $4,770, representing 0.17% of net assets.

(h)  Represents a holding that is a direct investment into a private company and is not a listed or publicly traded entity.

(i)  Rate shown is the 7-day effective yield as of May 31, 2023.

(j)  Includes cash held as collateral for short sales and written option contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
SECURITIES SOLD SHORT - (0.14%)
COMMON STOCKS SOLD SHORT - (0.14%)
Healthcare - Products - (0.14%)
NuVasive, Inc.	(100)	$(3,816)
TOTAL SECURITIES SOLD SHORT (Proceeds $4,223)		$(3,816)

See Notes to Financial Statements.

www.altsharesetfs.com | 1-855-955-1607

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

Expiration WRITTEN OPTIONS	Exercise Date	Notional Price	Amount	Contracts	Value
Written Call Options
Activision Blizzard, Inc.	06/2023	$90.00	$(80,200)	(10)	$(125)
First Horizon Corp.
	06/2023	13.00	(20,620)	(20)	0
	06/2023	11.00	(61,860)	(60)	(1,500)
	06/2023	10.00	(41,240)	(40)	(2,600)
	06/2023	12.00	(77,325)	(75)	(563)
TOTAL WRITTEN OPTIONS (Premiums received $15,766)					$(4,788)

EQUITY SWAP CONTRACTS

Swap Counterparty/ Payment Frequency	Reference Obligation	Rate Paid/ Received by the Fund	Termination Date	Upfront Payments Made	Upfront Payments Received	Market Value	Notional Amount		Unrealized Depreciation
Morgan Stanley & Co./ Upon Termination	Broadcom, Inc.	Received 1 Month- Federal Rate Minus 40 bps (-4.680%)	10/06/2023	$—	$—	$(15,326)	USD	36,384	$(15,326)

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD	24,500	USD	17,994	Morgan Stanley & Co.	06/15/2023	$59
USD	22,258	CAD	30,090	Morgan Stanley & Co.	06/15/2023	85
						$144
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	333,130	USD	248,004	Morgan Stanley & Co.	06/15/2023	$(2,521)
USD	310,681	CAD	424,980	Morgan Stanley & Co.	06/15/2023	(2,484)
						$(5,005)

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

The following is a summary of investments classified by country exposure:

Country	% of Net Assets(a)
United States	89.28%
Canada	7.21%
Switzerland	1.79%
Germany	1.32%
United Kingdom	0.44%
Liabilities in Excess of Other Assets	(0.04)%
100.00%

(a)  These percentages represent long positions only and are not net of short positions.

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

bps - Basis Points. 100 Basis Points is equal to 1 percentage point.

CAD - Canadian dollar

CVR - Contingent Value Rights

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Plc - Public Limited Company

USD - United States Dollar

See Notes to Financial Statements.

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AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

The following table summarizes AltShares Event-Driven ETF's investments and derivative financial instruments categorized in the fair value hierarchy as of May 31, 2023:

Investments in Securities at Fair Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$102,095	$—	$—	$102,095
Banks	137,101	—	—	137,101
Biotechnology	505,781	—	—	505,781
Chemicals	77,302	—	—	77,302
Coal	7,338	—	—	7,338
Commercial Services	41,493	—	—	41,493
Computers & Computer Services	25,368	—	—	25,368
Distribution/Wholesale	122,185	—	—	122,185
Diversified Financial Services	73,239	—	—	73,239
Electronics	54,216	—	—	54,216
Entertainment	64,796	—	—	64,796
Healthcare - Products	15,265	—	—	15,265
Healthcare - Services	41,600	—	—	41,600
Insurance	41,210	—	—	41,210
Internet	5,985	—	—	5,985
Lodging	20,659	—	—	20,659
Machinery - Construction & Mining	33,312	—	—	33,312
Machinery - Diversified	35,022	—	—	35,022
Media	159,774	—	—	159,774
Oil & Gas	141,959	—	—	141,959
Pharmaceuticals	173,890	—	—	173,890
Pipelines	77,940	—	—	77,940
Real Estate	43,009	—	—	43,009
Real Estate Investment Trusts	71,443	—	—	71,443
Retail	27,697	—	—	27,697
Software	472,212	26,602	—	498,814
Convertible Corporate Bonds**	—	66,759	—	66,759
Warrants**	15	—	—	15
Private Investments	—	—	800	800
Rights	—	350	3,970	4,320
Purchased Options	1,255	—	—	1,255
Short-Term Investments	101,225	—	—	101,225
TOTAL	$2,674,386	$93,711	$4,770	$2,772,867

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Portfolio of Investments (continued)

May 31, 2023

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Exchange Contracts	$—	$144	$—	$144
Liabilities
Common Stocks**	(3,816)	—	—	(3,816)
Written Options	(4,788)	—	—	(4,788)
Forward Foreign Currency Exchange Contracts	—	(5,005)	—	(5,005)
Equity Swaps	(15,326)	—	—	(15,326)
TOTAL	$(23,930)	$(4,861)	$—	$(28,791)

*  Refer to Note 2 where leveling hierarchy is defined.

**  Refer to Portfolio of Investments for sector information.

***  Other financial instruments are instruments such as written options, securities sold short, equity swaps and forward foreign currency exchange contracts.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2023:

Investments in Securities	Balance as of May 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers out of Level 3	Balance as of May 31, 2023	Net change in Unrealized Appreciation (Depreciation) from investments still held as of May 31, 2023
Common Stock	$46,788	$1,641	$(283)	$—	$48,146	$—	$—	$—
Rights	—	—	20	3,950	—	—	3,970	20
Private Investments	400	—	400	—	—	—	800	400
Total	$47,188	$1,641	$137	$3,950	$48,146	$—	$4,770	$420

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of May 31, 2023:

Investments in Securities	Fair Value at May 31, 2023	Valuation Technique	Unobservable Input	Range of Values		Weighted Average
Rights	$3,970	Discounted, probability adjusted value	Discount rate, probability	10	%, 9.43% - 48.595%	10	%, 36.96%
Private Investments	$800	Recovery value	Proceeds from winding down	NA		NA

See Notes to Financial Statements.

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  Statement of Assets and Liabilities

May 31, 2023

	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
ASSETS
Investments:
At cost of investments	$61,967,574	$2,990,916
At fair value of investments (Note 2)	59,064,552	2,772,867
Cash	7,982	—
Cash denominated in foreign currency (Cost $799,890 and $0)	807,747	—
Deposits with brokers for securities sold short (Note 2)	114,855	3,864
Segregated cash for collateral (Note 2)	70	750
Receivable for investment securities sold	142,146	34,211
Unrealized appreciation on forward foreign currency exchange contracts (Note 9)	202,065	144
Unrealized appreciation on swap contracts	319,150	—
Dividends and interest receivable	93,945	6,931
Miscellaneous receivable	—	743
Total Assets	60,752,512	2,819,510
LIABILITIES
Securities sold short, at value (Note 2) (proceeds $0 and $4,223)	—	3,816
Written options, at value (Note 2) (premiums received $46,365 and $15,766)	8,060	4,788
Payable for investment securities purchased	981,143	15,664
Unrealized depreciation on forward foreign currency exchange contracts (Note 9)	186,806	5,005
Unrealized depreciation on swap contracts	292,774	15,326
Payable to Adviser (Note 5)	28,400	3,061
Payable for swap reset	9,909	20
Total Liabilities	1,507,092	47,680
NET ASSETS	$59,245,420	$2,771,830
NET ASSETS CONSIST OF:
Paid-in capital	$63,947,477	$3,243,648
Accumulated loss	(4,702,057)	(471,818)
NET ASSETS	$59,245,420	$2,771,830
PRICING OF SHARES:
Net assets	$59,245,420	$2,771,830
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,384,000	299,320
Net asset value per share	$24.85	$9.26

See Notes to Financial Statements.

Annual Report | May 31, 2023

  Statement of Operations

For the Year Ended May 31, 2023

	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
INVESTMENT INCOME
Dividend income	$882,692	$36,957
Foreign taxes withheld on dividends	(19,010)	(410)
Interest income	3,638	9,166
Rebates on short sales, net of fees	6,031	1,170
Total Investment Income	873,351	46,883
EXPENSES
Investment advisory fees (Note 5)	583,661	36,952
Dividend expense	11,606	740
Total Expenses	595,267	37,692
Fees waived and/or reimbursed by the Adviser (Note 5)	(155,643)	—
Net Expenses	439,624	37,692
NET INVESTMENT INCOME	433,727	9,191
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(667,447)	(136,722)
Swap contracts	839,930	20,316
Securities sold short	109,066	9,498
Written option contracts	24,493	2,475
Forward currency contracts	635,544	8,186
Foreign currency transactions (Note 9)	(107,630)	189
Net change in unrealized appreciation (depreciation) on:
Investments	(1,541,552)	52,704
Securities sold short	—	340
Foreign currency transactions (Note 9)	559	(1)
Purchased option contracts	—	(1,012)
Written option contracts	38,305	10,978
Swap contracts	26,376	(15,326)
Forward currency contracts	(254,159)	(3,536)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(896,515)	(51,911)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(462,788)	$(42,720)

See Notes to Financial Statements.

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  Statement of Changes in Net Assets

	AltShares Merger Arbitrage ETF		AltShares Event-Driven ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022(a)
FROM OPERATIONS
Net investment income (loss)	$433,727	$(6,635)	$9,191	$(6,581)
Net realized gains (losses) from:
Investments	(667,447)	(392,953)	(136,722)	85,964
Purchased option contracts	—	—	—	(4,113)
Swap contracts	839,930	1,553,090	20,316	(122,697)
Securities sold short	109,066	(9,358)	9,498	(1,896)
Written option contracts	24,493	—	2,475	(119)
Forward currency contracts	635,544	256,729	8,186	3,138
Foreign currency transactions	(107,630)	(30,486)	189	44
Net change in unrealized appreciation (depreciation) on:
Investments	(1,541,552)	(1,644,025)	52,704	(360,183)
Securities sold short	—	(23,955)	340	32,626
Foreign currency transactions	559	(1,027)	(1)	(140)
Purchased option contracts	—	—	(1,012)	2,083
Written option contracts	38,305	—	10,978	—
Swap contracts	26,376	—	(15,326)	—
Forward currency contracts	(254,159)	293,982	(3,536)	(1,033)
Net decrease in net assets resulting from operations	(462,788)	(4,638)	(42,720)	(372,907)
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings	(3,812,281)	—	(75,270)	(644,809)
Decrease in net assets from distributions to shareholders	(3,812,281)	—	(75,270)	(644,809)
FROM CAPITAL SHARE TRANSACTIONS (NOTE 8):
Proceeds from shares sold	59,642,538	73,219,612	285,997	138,495
Shares issued in reinvestment of distributions	—	—	—	644,808
Payments for shares redeemed	(74,338,348)	(1,553,735)	(185,468)	(675,718)
Net increase (decrease) in net assets from capital share transactions	(14,695,810)	71,665,877	100,529	107,585
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,970,879)	71,661,239	(17,461)	(910,131)

See Notes to Financial Statements.

Annual Report | May 31, 2023

  Statement of Changes in Net Assets (continued)

	AltShares Merger Arbitrage ETF		AltShares Event-Driven ETF
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022(a)
NET ASSETS
Beginning of period	$78,216,299	$6,555,060	$2,789,291	$3,699,422
End of period	$59,245,420	$78,216,299	$2,771,830	$2,789,291

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

See Notes to Financial Statements.

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AltShares Merger Arbitrage ETF  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,				Period Ended
	2023	2022		2021	May 31, 2020(a)
Net asset value, beginning of period	$26.12	$25.81		$24.47	$25.00
Income (loss) from investment operations
Net investment income (loss)(b)	0.15	(0.01)		(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.34)	0.32		2.11	(0.52)
Total from investment operations	(0.19)	0.31		2.07	(0.53)
Less distributions
From net investment income	(1.08)	—		—	—
From net realized gains	—	—		(0.73)	—
Total distributions	(1.08)	—		(0.73)	—
Net asset value, end of period	$24.85	$26.12		$25.81	$24.47
Total return(c)	(0.88)%	1.20%		8.55%	(2.12	)%(d)
Net assets, end of period (in 000s)	$59,245	$78,216		$6,555	$3,769
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)(g)	0.76%	0.76%		0.86%	0.75	%(e)
Net expenses after advisory fees waived and expenses reimbursed(f)(h)(g)	0.56%	0.60	%(i)	0.86%	0.75%
Net investment income (loss)	0.56%	(0.02)%		(0.14)%	(0.49	)%(e)
Portfolio turnover rate	449%	414%		594%	22	%(d)

(a)  Commenced operations on May 7, 2020.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Annualized.

(f)  Dividend expense totaled 0.01%, 0.01%, 0.03% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021 and the period ended May 31, 2020, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.00%, 0.08% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021 and the period ended May 31, 2020, respectively.

(g)  See Note 5 for a discussion of waiver details.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 0.55%, 0.59%, 0.75% and 0.75% of average net assets for the years ended May 31, 2023, 2022, 2021 and the period ended May 31, 2020, respectively.

(i)  Reflects the Adviser's contractual advisory fee limit.

See Notes to Financial Statements.

Annual Report | May 31, 2023

AltShares Event-Driven ETF  Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022(a)	2021(a)		2020(a)		2019(a)
Net asset value, beginning of period	$9.64	$13.27	$10.45		$9.88		$10.12
Income (loss) from investment operations
Net investment income (loss)(b)	0.03	(0.02)	(0.22)		0.30		0.01
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.18)	(1.20)	4.32		0.47		(0.05)
Total from investment operations	(0.15)	(1.22)	4.10		0.77		(0.04)
Less distributions
From net investment income	(0.01)	—	(0.45)		(0.06)		—
From net realized gains	(0.22)	(2.41)	(0.83)		(0.14)		(0.20)
Total distributions	(0.23)	(2.41)	(1.28)		(0.20)		(0.20)
Net asset value, end of period	$9.26	$9.64	$13.27		$10.45		$9.88
Total return(c)	(1.47)%	(10.57)%	40.98	%(d)	7.84	%(d)	(0.29	)%(d)
Net assets, end of period (in 000s)	$2,772	$2,789	$3,699		$1,909		$2,344
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.28%	3.20%	6.88%		12.53%		11.44%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.28%	1.52%	2.30%		1.66%		2.18%
Net investment income (loss)	0.31%	(0.20)%	(1.79)%		2.97%		0.12%
Portfolio turnover rate	400%	231%	329%		577%		528%

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund – Class I. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.03%, 0.17%, 0.09%, 0.21% and 0.74% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.11%, 0.77%, 0.01% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.25%, 1.24%, 1.44%, 1.44% and 1.44% of average net assets for the ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

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AltShares Trust ETF Funds  Notes to Financial Statements

May 31, 2023

1. ORGANIZATION

The AltShares Trust (the "Trust") is a Delaware statutory trust which was organized on June 6, 2019 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objective and policies. The two series presently authorized are the AltShares Merger Arbitrage ETF (the "Merger Arbitrage ETF") and the AltShares Event-Driven ETF (the "Event-Driven ETF"), each a "Fund" and collectively the "Funds." The Merger Arbitrage ETF commenced operations on May 7, 2020. The investment objective of the Merger Arbitrage ETF is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the "Underlying Index"). The Event-Driven ETF commenced operations on September 20, 2021. The investment objective of the Event-Driven ETF is to seek to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market. The Event-Driven ETF is the successor fund to the Water Island Long/Short Fund (the "Predecessor Mutual Fund") an open-end mutual fund (incepted December 31, 2014) that was a series of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC. Effective as of the close of business on September 17, 2021, the Event-Driven ETF acquired the assets and assumed the liabilities, obligations, and the performance, financial, and other historical information of the Predecessor Mutual Fund. Historical information presented for the Event-Driven ETF for periods prior to September 20, 2021 is based on Class I of the Predecessor Mutual Fund. Water Island Capital, LLC acts as the Funds' investment adviser (the "Adviser"). The Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds' objectives, policies, and restrictions, subject to the authority of and supervision by the Trust's Board of Trustees (the "Board"). The Adviser continuously reviews, supervises, and administers the Funds' investment programs. The Funds, together with the series of The Arbitrage Funds, an open-end management investment company also advised by the Adviser, are part of a family of investment companies referred to as the Water Island Capital-Advised Funds.

Each Fund is a non-diversified exchange-traded fund ("ETF"). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. The Merger Arbitrage ETF is passively managed and the Event-Driven ETF is actively managed. Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the "NYSE"). Market price for the shares may be different from the net asset value ("NAV"). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 10,000 shares, called "Creation Units." Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Funds' distributor. Most retail investors do not qualify as Authorized Participants to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load and no deferred sales charge. A purchase (i.e., creation) or redemption transaction fee is imposed for the transfer

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

and other transaction costs associated with the purchase or redemption of Creation Units. The standard fixed creation transaction fee for each Fund is $250. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with such cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP and Accounting Standards Codification Topic 946 — Financial Services — Investment Companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP required management to make estimates and assumptions that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — The Funds' portfolio securities are valued as of the close of trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern standard time). Common stocks, mutual funds and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Redeemable securities issued by open-end investment companies are valued at the investment company's respective net asset value, with the exception of exchange-traded open-end investment companies, which are priced as common stocks. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of a foreign security's primary exchange and the time the Funds calculate the NAV, the Funds may fair value the foreign security to account for this discrepancy. Securities which are listed on an exchange but which are not traded on the valuation date will be valued at last bid if held long, and last ask if held short. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices. When there is no bid price available, put and call options will typically be valued at zero. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Debt securities are priced based upon an evaluated bid provided by independent, third-party pricing agents, if available. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Single name swap agreements are valued based on the underlying terms of the agreement. Other swap agreements (such as baskets of securities) are valued daily based

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

on the terms of the swap agreement as provided by an independent third party or the counterparty. If a third-party valuation is not available, these other swap agreements are valued based on the valuation provided by the counterparty.

Other assets and securities for which no quotations are readily available are valued at fair value using methods determined in good faith by the Adviser, whom the Board designated as each Fund's valuation designee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has been acquired through completion of a merger/tender or the security's primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Fair Value Measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year May 31, 2023, there were no significant changes to the Funds' fair value methodologies. Transfers for Level 3 securities, if any, are shown as part of the leveling table in the Funds' Portfolio of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. As collateral for their short positions, the Funds maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are liable for any dividends and interest payable on securities while those securities are in a short position. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statement of Operations.

Collateral — The Funds maintain a margin account with a broker that is used to hold proceeds received from short sales as well as daily mark-to-market adjustments. The balance is shown in the Statement of Assets and Liabilities as 'Deposits with brokers for securities sold short'. Further, short sales, swap, and forward contracts require the Funds to maintain additional collateral with the broker/counterparty and to pledge assets or cash which is held in a segregated tri-party account. Securities pledged as collateral are designated in the Schedule of Investments and cash collateral as 'Segregated cash for collateral' in the Statement of Assets and Liabilities.

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds' investment objectives not only permit the Funds to purchase investment securities, but they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, swap contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to satisfy the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors. The Funds may, but are not required to, seek to reduce their currency risk by hedging part or all of its exposure to various foreign currencies.

Market Risk Factors — In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Investments in securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of

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May 31, 2023

companies with relatively large market capitalizations. To the extent the Funds invest in securities of small and medium capitalization companies, they may be more vulnerable to adverse business events than larger, more established companies.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Market Disruption Risks Related to Russia-Ukraine Conflict: Russia's invasion of Ukraine in late February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russia-Ukraine conflict, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country's credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

Risk of Investing in Derivatives — The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative instruments and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market or otherwise close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty to a transaction will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by derivative type in the notes that follow.

Tracking Error Risk — As a passively managed Fund, the Merger Arbitrage ETF seeks to track the performance of its respective Underlying Index, although it may not be successful in doing so. The divergence between the performance of the Fund and the Underlying Index, positive or negative, is called "tracking error." Tracking error can be caused by many factors and it may be significant.

Shares of the Funds May Trade at Prices Other Than NAV — Shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Funds will approximate the Funds' NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the Funds in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of Fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.

Please refer to each Fund's prospectus for a more complete description of the principal risks of investing in the Funds.

Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds' securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Foreign currency exchange contracts held by the Funds at May 31, 2023 are disclosed in the Portfolio of Investments.

During the year ended May 31, 2023, the Funds entered into foreign currency exchange contracts to hedge currency risk.

Warrants/Rights — The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. The Funds typically use warrants and rights to adjust risk and return of their overall investment positions. Risks associated with the use of warrants and rights arise from the potential inability to enter into trading transactions because of an illiquid secondary market and from unexpected movements in security values. Warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than other types of derivatives. In addition, the terms of warrants or rights may limit the Funds' ability to exercise the warrants or rights at such times and in such quantities as the Funds would otherwise wish. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Warrants and rights held by the Funds at May 31, 2023 are disclosed in the Portfolio of Investments.

Swaps — The Funds may enter into interest rate, index, equity, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered

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May 31, 2023

into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange ("centrally cleared swaps") or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Funds' counterparty on the swap agreement becomes the CCP.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to the Funds' portfolio because, in addition to its total net assets, the Funds would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually an identified reference rate such as the SOFR or the Federal Funds Rate, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Funds thereunder. Swap agreements also entail the risk that the Funds will not be able to meet their obligation to the counterparty. Generally, the Funds will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds' current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Funds' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Funds). Any net amount accrued but not yet paid to the Funds by the counterparty under a swap agreement (i.e., the Funds' current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Funds. The Funds' maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

Whether the Funds' use of swap agreements will be successful in furthering their investment objectives will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, the Funds that have entered into centrally cleared swaps are subject to the risk of the failure of the CCP. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Funds' ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") govern over-the-counter financial derivative transactions entered into by the Funds and counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap agreements held by the Funds at May 31, 2023 are disclosed in the Portfolio of Investments.

During the year ended May 31, 2023, the Funds entered into swap agreements to invest outside the U.S. more efficiently and to hedge positions within the U.S.

Fair Value and Activity of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty on the Statement of Assets and Liabilities. The fair value of derivative instruments for the Funds as of May 31, 2023, was as follows:

Merger Arbitrage ETF

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$202,065	Unrealized depreciation on forward foreign currency exchange contracts	$186,806
Equity Contracts (swap contracts)	Unrealized appreciation on swap contracts	319,150	Unrealized depreciation on swap contracts	292,774
Equity Contracts (written option contracts)		—	Written options, at value	8,060
		$521,215		$487,640

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

Event-Driven ETF

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$144	Unrealized depreciation on forward foreign currency exchange contracts	$5,005
Equity Contracts (swap contracts)	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	15,326
Equity Contracts (purchased option contracts)	Investments: at fair value of unaffiliated investments	1,255		—
Equity Contracts (written option contracts)		—	Written options, at value	4,788
		$1,399		$25,119

The effect of derivative instruments on the Funds' Statement of Operations for the year ended May 31, 2023, was as follows:

Merger Arbitrage ETF

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$635,544	$(254,159)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	839,930	26,376
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	24,493	38,305
		$1,499,967	$(189,478)

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

Event-Driven ETF

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized In Income
Forward Foreign Currency Exchange Contracts	Net realized gains (losses) from: Forward currency contracts / Net change in unrealized appreciation (depreciation) on: Forward currency contracts	$8,186	$(3,536)
Swap Contracts	Net realized gains (losses) from: Swap contracts / Net change in unrealized appreciation (depreciation) on: Swap contracts	20,316	(15,326)
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Purchased option contracts / Net change in unrealized appreciation (depreciation) on: Purchased option contracts	—	(1,012)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	$2,475	$10,978
		$30,977	$(8,896)

Volume of derivative instruments held by the Funds during the year ended May 31, 2023, was as follows:

Merger Arbitrage ETF

Derivative Type	Unit of Measurement	Monthly Average
Swap Contracts	Notional Quantity	$9,623,734
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(9,298,510)
Written Option Contracts	Contracts	(55)

Event-Driven ETF

Derivative Type	Unit of Measurement	Monthly Average
Swap Contracts	Notional Quantity	$95,678
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/(Receive)	(150,191)
Purchased Option Contracts	Contracts	3
Written Option Contracts	Contracts	(19)

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The Funds held financial instruments such as equity swaps that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2023. All other derivative contracts held by the Funds were not subject to netting agreements.

The following tables present financial instruments held by the Funds that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2023:

Merger Arbitrage ETF

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Equity Swaps	$319,150	$(292,774)	$26,376	$—	$—	$26,376
Total	$319,150	$(292,774)	$26,376	$—	$—	$26,376
	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Equity Swaps	$292,774	$(292,774)	$—	$—	$—	$—
Total	$292,774	$(292,774)	$—	$—	$—	$—

Event-Driven ETF

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Equity Swaps	$15,326	$—	$15,326	$(15,326)	$—	$—
Total	$15,326	$—	$15,326	$(15,326)	$—	$—

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

Investment Income — Interest income, adjusted for amortization of premium and accretion of discount, if any, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of any non-reclaimable tax withholdings. Distributions from real estate investment trusts ("REITs") may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes when information is not available.

Dividends and Distributions to Shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Funds. Dividends arising from net investment income, if any, are declared daily and paid monthly, and net capital gain distributions, if any, are declared and paid at least annually to shareholders.

Cash — The Funds may invest a portion of their assets in cash or cash items. These cash items and other high-quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments. As of May 31, 2023, cash held by the Funds represented cash held at a third-party custodian.

Federal Income Tax — It is the Funds' policy to continue to comply with the special provisions of Subchapter M of the Code, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the year ended May 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and, if applicable, penalties for any uncertain tax positions. Interest and penalty expense will be recorded as a component of interest or other tax expense. No interest or penalties were recorded during the year ended May 31, 2023. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2023, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Merger Arbitrage ETF	Event-Driven ETF
Purchases	$341,985,081	$12,131,627
Sales and Maturities	316,298,495	11,820,733

4. IN-KIND TRANSACTIONS

The consideration for the purchase of Creation Units of the Funds often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities held in each Fund's investment portfolio and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the Funds that will offset the transaction costs to the Funds of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the Funds. From time to time, the Adviser may cover the cost of any transaction fees when believed to be in the best interests of the Funds.

The in-kind transaction activity for the year ended May 31, 2023 was $52,357,912 and $250,513 of in-kind purchases of securities and $67,563,025 and $177,886 of in-kind sales of securities for the Merger Arbitrage ETF and Event-Driven ETF, respectively.

5. ADVISORY FEES

Investment Advisory Agreement

The Funds' investments are managed by the Adviser according to the terms of Investment Advisory Agreement. Under the Investment Advisory Agreement between the Adviser and the Funds, each Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities the Adviser provides, payable at the annual rates set forth below:

Fund	Advisory Fee
Merger Arbitrage ETF	0.75%
Event-Driven ETF	1.25%

Under the Investment Advisory Fee Waiver Agreement between the Adviser and the Merger Arbitrage ETF, the Adviser had contractually agreed until September 30, 2022 to limit its annual advisory fee to 0.55% of the Merger Arbitrage ETF's average daily net assets in order to limit the Fund's total annual fund operating expenses. This agreement remained in effect until its expiration on September 30, 2022.

The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under a Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Funds may be party and indemnification of the trustees and officers with respect thereto).

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses of the Merger Arbitrage ETF in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective September 30, 2022, the Adviser has voluntarily agreed to reduce the advisory fee for the Merger Arbitrage ETF to 0.55% of the Fund's average daily net assets when the Fund's assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund's average daily net assets when the Fund's assets are $100 million or more but less than $200 million. No waiver will apply once the Fund's net assets reach $200 million. This voluntary arrangement may be eliminated by the Adviser at any time.

The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding Shares on 60 days'

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

written notice to the Adviser, and by the Adviser upon 60 days' written notice to the Funds. The Advisory Agreement automatically terminates if it is assigned.

6. ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

State Street Bank and Trust Company ("State Street") serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of each Fund. State Street also serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds the Funds' assets and, as Fund Accounting Agent, calculates the net asset value of the Funds. State Street acts as a transfer agent for the Funds' authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly to State Street by the Adviser.

Foreside Financial Services, LLC (the "Distributor") serves as the Funds' distributor pursuant to a distribution agreement. The Adviser has agreed to compensate the Distributor to the extent that the Funds are not authorized to so compensate the Distributor.

7. RELATED PARTIES

As of May 31, 2023, the officers of the Trust were also employees of the Adviser.

8. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2023		Year Ended May 31, 2022
Merger Arbitrage ETF	Shares	Value	Shares	Value
Proceeds from shares sold	2,270,000	$59,642,538	2,800,000	$73,219,612
Payments for shares redeemed	(2,880,000)	(74,338,348)	(60,000)	(1,553,735)
Net increase/(decrease)	(610,000)	$(14,695,810)	2,740,000	$71,665,877
	Year Ended May 31, 2023		Year Ended May 31, 2022(a)
Event-Driven ETF	Shares	Value	Shares	Value
Proceeds from shares sold	30,000	$285,997	12,649	$138,495
Net shares gained from predecessor	—	—	61,822	644,808
Payments for shares redeemed	(20,000)	(185,468)	(63,862)	(675,718)
Net increase	10,000	$100,529	10,609	$107,585

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

9. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the basis outlined below:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on security transactions; and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

10. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund's intention to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate in the period that the differences arise.

Permanent differences between the Funds' financial statements and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, investments in passive foreign investment companies, investments in swaps, ordinary loss netting to reduce short-term capital gains, convertible bonds, corporate actions, non-deductible excise tax activity and partnership basis adjustments. These have no effect on the Funds' net assets or net asset value per share.

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

Fund	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Merger Arbitrage ETF	$(421,851)	$421,851
Event-Driven ETF	2,830	(2,830)

The tax character of dividends and distributions declared and paid during the years ended May 31, 2023 and May 31, 2022 was as follows:

Fund	Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
Merger Arbitrage ETF	5/31/2023	$3,812,281	$—	$3,812,281
	5/31/2022	—	—	—
Event-Driven ETF	5/31/2023	$75,270	$—	$75,270
	5/31/2022	632,709	12,100	644,809

*  The Funds designate these distributions as long-term capital gains dividends per IRC code section 852(b)(3)(C).

As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Merger Arbitrage ETF	Event-Driven ETF
Undistributed ordinary income	$—	$—
Accumulated capital gains/losses	—	—
Unrealized appreciation/(depreciation)	(3,575,426)	(397,171)
Capital loss carryover and late year ordinary loss deferrals	(1,126,631)	(74,647)
Total distributable earnings (accumulated loss)	$(4,702,057)	$(471,818)

As of May 31, 2023, the cost and aggregate gross unrealized appreciation/(depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Aggregate Cost of Investments for Income Tax Purposes
Merger Arbitrage ETF	$615,586	$(4,190,903)	$(3,575,317)	$62,704,184
Event-Driven ETF	61,484	(458,654)	(397,170)	3,164,222

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) for the Funds are attributable to wash sales, straddle loss deferrals, passive foreign investment companies and forward contracts mark to market.

Capital Losses — As of May 31, 2023, the Merger Arbitrage ETF and the Event-Driven ETF had no short term nor long term capital loss carryforward which may have reduced the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

The Merger Arbitrage ETF utilized $321,317 of capital loss carryforwards during the year ended May 31, 2023.

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AltShares Trust ETF Funds  Notes to Financial Statements (continued)

May 31, 2023

Late Year Losses

The Merger Arbitrage ETF elected to defer to the period ending May 31, 2023 losses in the amount of $1,126,631. The Event-Driven ETF elected to defer to the period ending May 31, 2023 losses in the amount of $4,515.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2023, Event-Driven ETF has elected to defer current year post-October losses of $70,132.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized subsequent events relevant for financial statement disclosure.

Annual Report | May 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Trustees of the AltShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AltShares Trust (the Trust) (comprising the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF, (collectively referred to as the "Funds")), including the schedules of investments, as of May 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Trust at May 31, 2023, the results of their operations, changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the AltShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
AltShares Merger Arbitrage ETF	For the year ended May 31, 2023	For each of the two years in the period ended May 31, 2023	For each of the 3 years in the period ended May 31, 2023, and the period from May 7, 2020 (commencement of operations) through May 31, 2020
AltShares Event-Driven ETF	For the year ended May 31, 2023	For each of the two years in the period ended May 31, 2023	For each of the five years in the period ended May 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned

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Report of Independent Registered Public Accounting Firm (continued)

as of May 31, 2023, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Water Island Capital investment companies since 2012.

Minneapolis, Minnesota
July 28, 2023

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Disclosure of Fund Expenses

May 31, 2023 (Unaudited)

As a shareholder of a fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including advisory fees. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's cost in two ways:

Actual Fund Return. The section helps you to estimate the actual expenses after fee waivers, if any, that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes – NOT your Fund's actual return – the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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AltShares Trust ETF Funds  Disclosure of Fund Expenses (continued)

May 31, 2023 (Unaudited)

	Beginning Account Value 12/01/2022	Ending Account Value 05/31/2023	Expense Ratio(a)		Expenses Paid During Period(c)
AltShares Merger Arbitrage ETF
Actual	$1,000.00	$968.20	0.56	%(b)	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.14	0.56	%(b)	$2.82

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

(c)  Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (182) divided by 365.

	Beginning Account Value 12/01/2022	Ending Account Value 05/31/2023	Expense Ratio(a)		Expenses Paid During Period(c)
AltShares Event-Driven ETF
Actual	$1,000.00	$986.30	1.25	%(b)	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25	%(b)	$6.29

(a)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)  The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Investment Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

(c)  Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (182) divided by 365.

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Additional Information

May 31, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-955-1607 or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds (and, with respect to the Event-Driven ETF, the Predecessor Mutual Fund) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-855-955-1607 or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file a complete listing of their portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available on the Funds' website at www.altsharesetfs.com/resources or upon request by calling 1-855-955-1607. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement

May 31, 2023 (Unaudited)

As required under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of AltShares Trust (the "Trust"), which is comprised of AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF (each, a "Fund" and, collectively, the "Funds"), determines annually whether to continue each Fund's investment advisory agreement with Water Island Capital, LLC, the investment adviser to each Fund (the "Adviser"). In considering the renewal of the agreements, the Board, including a majority of those Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), as defined in the 1940 Act, met with representatives of the Adviser on May 15, 2023 and May 23, 2023 and in separate executive sessions in advance of and at the May 23, 2023 meeting (collectively, the "Meetings") and approved the continuation of the agreements after concluding that the continuation of the agreements was in the best interests of each Fund and its shareholders.

The Board requested and received materials relating to the agreements in advance of the Meetings. Among other things, the Board considered expense and performance comparisons with other funds in each Fund's peer group as determined by Broadridge Financial Solutions Inc. ("Broadridge"), an independent provider of fund industry data. The Board also considered additional substantial material prepared by the Funds' management, which generally included information including each Fund's average net assets; management fee and expense ratio; investment performance and risk metrics; information about services provided by the Adviser and profitability information. The Board also considered that it had reviewed the Funds' performance and other information requested by the Independent Trustees and provided by the Adviser and other service providers at the Meetings and throughout the year. In reviewing the agreements, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, noted that it would continue to consider information at each regularly scheduled meeting regarding, among other matters, the services provided by the Adviser to the Funds.

In evaluating the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including, among other matters: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Funds; (3) the costs of the services provided and the Adviser's profitability with respect to its services to the Funds; (4) the extent to which economies of scale could be realized by the Adviser as each Fund grows and whether fee levels enable Fund shareholders to share in the benefits of potential economies of scale, if any; and (5) other benefits derived by the Adviser from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board's decision to approve the agreement with respect to each Fund, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. In connection with its deliberations, the Board considered information provided by the Adviser throughout the year at regular Board meetings and between Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Meetings.

Nature, Extent, and Quality of Services

Based on the written and oral reports received by the Board prior to and at the Meetings, including in executive session, the Board considered the nature, quality, and extent of the services provided by the Adviser under the advisory agreements. The Board also noted information received at regular meetings and at other times throughout the year related to the services rendered by the Adviser. The Trustees further noted their familiarity with the Adviser prior to the inception of the Funds based on their service as board members of a separate registered, open-end management investment company sponsored and advised by the Adviser.

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2023 (Unaudited)

The Board reviewed information regarding the overall organization and business functions of the Adviser, and considered the background and experience of the Adviser's senior management and the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to each Fund's investment program. The Board also considered that the Adviser provides a number of additional services, including oversight of Fund service providers, duties with respect to the Funds' valuations, and operation of the Funds' compliance program. The Board considered the steps that the Adviser had taken during the past year to improve performance, including, without limitation, hiring and changes in personnel, enhancements in technology, and the Adviser's focus on evaluating risk and performance for the Funds. The Board also received and considered available information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for advisory services. In this regard, the Board noted that the AltShares Merger Arbitrage ETF uses a passively managed, rules-based investment approach and that there are no other accounts managed by the Adviser with a passive investment strategy. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Funds.

Investment Advisory Fee Rates and Expenses and Performance

The Board reviewed and considered the contractual advisory fee rate for each Fund in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board received and considered information on the contractual advisory fee rate and gross and net total operating expense ratios for each Fund in comparison to those of a group of funds within the Fund's Morningstar category selected independently by Broadridge (the "Peer Group") as well as to a larger group of funds selected by Broadridge in the same Morningstar category (the "Category"). For each Fund, the Board considered information provided by Broadridge on the Fund's effective advisory fee – that is, the Fund's contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Peer Group and Category assuming the other funds were similar in size to the Fund. The contractual advisory fee analysis does not take into account any fee waivers or expense reimbursements. The comparisons place a fund in various quartiles, with the first quartile being the lowest cost funds.

The performance of each Fund for the periods ended March 31, 2023, was compared to the performance of the funds within the Fund's Peer Group as well as to a larger group of funds selected by Broadridge in the same Morningstar category, regardless of asset size ("Performance Category"). The comparisons placed each Fund in various quartiles, with the first quartile being the best performing funds. The Board also received and considered additional information provided by the Adviser on comparisons of the performance of each Fund relative to its target index, in the case of AltShares Merger Arbitrage ETF, or to its prospectus benchmark index, in the case of AltShares Event-Driven ETF, and to additional securities indices and funds that the Adviser deemed relevant to the Board's considerations. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In evaluating the Funds' performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions; the "style" in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Funds; and fund cash flows.

The Board received a description of Broadridge's methodology for determining peer groups, and factored into its evaluation of each Fund's performance, fees and expenses the limitations inherent

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AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2023 (Unaudited)

in the methodology for constructing peer groups and determining, from year to year, which funds should be included in which peer groups, among other things. The Board recognized these inherent limitations and, taking into account commentary and information from management, also recognized that comparisons between a Fund and other funds in a peer category may not be as relevant in certain circumstances, given that in some cases a Fund may notably differ (for example, in its management techniques, product structure or relative size) when compared to other funds in the peer group. The Board considered information provided by Broadridge that each Fund's product structure and investment focus limited the number of potential peers, and therefore the number of funds included in each Fund's peer group was relatively small, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the analysis conducted by Broadridge provided a useful measure of comparative performance.

AltShares Merger Arbitrage ETF

AltShares Merger Arbitrage ETF's performance was compared to that of funds comprising the Morningstar Event Driven Category. The Fund's net total return ranked in the third quartile of the Performance Category for the one-year period. The Board also received and considered information regarding the tracking error achieved by the Adviser with respect to the Fund's performance relative to its target index, as well as comparisons of the Fund's performance to additional securities indices and funds that the Adviser deemed relevant to the Board's considerations. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the Fund. In evaluating the Fund's performance, the Board considered that a contractual expense limitation was in effect until September 30, 2022 which limited the Fund's advisory fee to 0.55% of the Fund's average daily net assets, and that without this expense limitation and certain voluntary fee waivers undertaken by the Adviser, the Fund's performance would have been lower. The Trustees recognized the Fund's relatively short track record of investment performance.

The Fund's effective advisory fee was in the first quartile of its Category and Peer Group, and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of waivers/reimbursements) was in the first quartile for the Category and below the median of the Peer Group. The Board further noted that the Adviser had previously contractually agreed to reduce the Fund's advisory fee rate until September 30, 2022, and that, without the fee waiver, the Fund's total operating expense ratio was lower than the median of the Category and in line with the median of the Peer Group. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable.

AltShares Event-Driven ETF

AltShares Event-Driven ETF's performance was compared to that of funds comprising the Morningstar Event Driven Category. The Fund's net total return ranked in the fourth quartile of the Performance Category for the one-year period and in the first quartile of the Performance Category for the three- and five-year periods. The Board also received and considered information regarding the Fund's performance relative to its prospectus benchmark index, as well as comparisons of the Fund's performance to additional securities indices and funds that the Adviser deemed relevant to the Board's considerations. The Fund underperformed its prospectus benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, for the one year period and outperformed the index for the three- and five-year periods and since inception. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the Fund. The Trustees recognized that the Fund succeeded to the assets and operations of its predecessor mutual fund in a conversion transaction that closed on September 17, 2021, and therefore the Fund has a relatively short track record of investment performance during its operation as an exchange traded fund. The Trustees

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2023 (Unaudited)

further recognized that high, double-digit returns that the predecessor mutual fund had achieved during favorable market conditions were atypical and may not be repeatable.

The Fund's effective advisory fee was in the second quartile (the 50th percentile) of its Category and Peer Group and the Fund's net total operating expense ratio (i.e., the Fund's total operating expenses, net of any waivers/reimbursements) was in the second quartile for the Category and the first quartile for the Peer Group. It was noted that the median average net asset size of the funds in the Category and Peer Group was significantly larger than that of the Fund. In light of the Fund's current size and fee rate, the Board concluded that the fee structure was reasonable.

Adviser Profitability

The Board considered information on the Adviser's profitability in serving as the investment adviser to the Funds. The Board considered that the Adviser had agreed to bear most of each Fund's expenses under a unitary fee arrangement, as specified in the advisory agreements, that each Fund had gathered relatively limited assets since its inception, and that the Adviser had subsidized the Fund's operations. Based on these and other factors, the Board determined that profitability was not a material factor to be considered in connection with the renewal of the agreements.

Economies of Scale

The Board considered whether the Adviser would realize economies of scale with respect to its services to each Fund as the Fund grows larger, including the extent to which this would be reflected in the level of fees paid by each Fund to the Adviser. The Board noted that the advisory fee rate for each Fund does not include breakpoints, and that it was difficult, given the relatively short operating history of AltShares Merger Arbitrage ETF and relatively smaller asset size of each Fund, to accurately evaluate potential economies of scale. The Board also considered that potential economies of scale may be shared with the Funds in manners other than fee breakpoints or fee waivers, including reinvestments in the Adviser's business, additional new product offerings, and pricing to scale from inception, among others. The Board noted that each Fund has a relatively short operating history as an exchange traded fund (ETF), has not gathered significant assets since its inception, and the Adviser has generally subsidized the expense of each Fund's operations. Based on this and other information, the Board determined that under the circumstances, economies of scale was not a material factor to be considered in connection with the renewal of the agreements.

Other Benefits

The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the Funds. In particular, the Board considered the Adviser's accrual of soft dollar credits in connection with trading transactions for the Funds. The Board also considered that the potential benefits to be derived by the Adviser included the ability to increase its assets under management and, as a result, to have access to additional research resources and benefit to its reputation. The Board concluded that the fall-out benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to funds. The Board deemed these and any other potential fall-out benefits to be not material to the consideration of the advisory agreements.

Other Factors and Broader Review

As discussed above, the Board considered detailed materials received from the Adviser as part of the annual review and at quarterly meetings throughout the year. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed Fund performance reports and compliance reports along with

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Approval of Investment Advisory Agreement (continued)

May 31, 2023 (Unaudited)

various reports and information evaluating the Adviser's supervisory oversight of third-party service providers to the Funds.

Conclusion

The Board reviewed a memorandum from independent legal counsel discussing the legal standards applicable to its consideration of the advisory agreements. The Independent Trustees met in executive session with members of the Adviser's senior management and Independent Trustee counsel to review such standards and recent developments in this area of the law. The Board noted that it would continue to monitor the Funds at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that each Fund's advisory arrangement, as outlined in its advisory agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Liquidity Risk

May 31, 2023 (Unaudited)

Annual Review of Liquidity Risk Management Program (the "LRMP") including Report from the Liquidity Risk Management Program Administrator

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to assess and manage each Fund's liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board of Trustees (the "Board") has designated Water Island Capital, LLC, the Funds' investment adviser, as the administrator of the Program. The Program is implemented and monitored by the Operational Risk Committee, a committee comprised of representatives of Water Island Capital, LLC. As part of its responsibilities as administrator, Water Island Capital, LLC has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' Program includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Program includes no less than annual assessments of factors that influence each Fund's liquidity risk; no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and periodic reporting to the Funds' Board.

The Funds were each originally designated as an "In-Kind ETF" (as defined under the Liquidity Rule) meaning that a fund meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and it publishes its portfolio holdings daily. On at least an annual basis, the Committee reviews the transactions of each Fund to determine whether or not each remains an In-Kind ETF. In February 2022, the Committee decided to no longer classify each Fund as an "In-Kind ETF" as defined under the Liquidity Rule. This is because, for various reasons, it is contemplated that redemptions by the Funds may include more than a de minimis amount of cash (currently set at 5% for each Fund).

At a meeting of the Board of Trustees on February 14, 2023, Water Island Capital, LLC provided a written report (the "Report") to the Board addressing the operation, adequacy, and effectiveness of the Funds' Program, including any material changes to the Program for the year ended December 31, 2022 ("Reporting Period"). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, a discussion of the Funds' investment strategies and liquidity sources, reasonably anticipated trade sizes, historical redemptions, investor concentrations, liquidity events and liquidity classifications during the Reporting Period. The Report concluded that the Program was operating adequately and effectively in promoting effective liquidity risk management for the Funds during the Reporting Period. There were no material changes to the Program during the Reporting Period other than removing the classification of each Fund as an "In-Kind ETF" as defined under the Liquidity Rule.

The Report further concluded that each Fund's investment strategy continues to be appropriate given the Fund's status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Funds' investment portfolios, is found in the Funds' Prospectus and Statement of Additional Information.

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust ETF Funds  Trustees & Officers

May 31, 2023 (Unaudited)

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling tollfree 1-855-955-1607 or on the Funds' website at www.altsharesetfs.com/resources.

INTERESTED TRUSTEES*:

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
John S. Orrico, CFA 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1960)	Since 2020	President and Chairman of the Board of Trustees	Managing Member and Chief Investment Officer, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5

INDEPENDENT TRUSTEES***:

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Francis X. Tracy (1957)	Since 2020	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 - 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 - 2014).	5
Nancy M. Morris (1952)	Since 2020	Trustee	Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 - 2018).	Director of Diamond Hill Funds (13 portfolios) (since 2019).	5

Annual Report | May 31, 2023

AltShares Trust ETF Funds  Trustees & Officers (continued)

May 31, 2023 (Unaudited)

*  John S. Orrico is an affiliated person of the Adviser, is each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**  The registered investment companies in the fund complex include the Trust and The Arbitrage Funds.

***  Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

OFFICERS WHO ARE NOT TRUSTEES:

Name, Address and Year of Birth	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1950)	Since 2020	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2019 - present), Compliance Officer (November 2021 - present), and Chief Administrative Officer (2010 - October 2021), Water Island Capital, LLC.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1980)	Since 2020	Chief Financial Officer and Treasurer	Chief Operating Officer (2016 - present), Director of Operations (2011 - 2016), Water Island Capital, LLC.	N/A	N/A
Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (1964)	Since 2020	Chief Compliance Officer	Chief Compliance Officer (2019 - present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017 - 2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014 - 2016).	N/A	N/A

www.altsharesetfs.com | 1-855-955-1607

AltShares Trust

AltShares Merger Arbitrage ETF

AltShares Event-Driven ETF

303-623-2577

www.altsharesetfs.com

Adviser

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and

Trust Company

One Congress Building,

One Congress Street, Suite 1

Boston, MA 02114-2016

Custodian

State Street Bank and

Trust Company

One Congress Building,

One Congress Street, Suite 1

Boston, MA 02114-2016

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

(b)           Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)            Not applicable.

(f)            The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee

(a)(2)	The audit committee financial expert is Francis X. Tracy, who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $32,000 and $32,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, aggregate fees of $14,400 and $12,500, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations and identification and analyzation of the passive foreign investment company status of foreign corporate equities.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022, no fees were billed to the Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended May 31, 2023 and May 31, 2022 were $14,400 and $12,500, respectively.

(h)           Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within the most recent fiscal half-year of the filing date and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-13.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as exhibit Ex-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTSHARES TRUST

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President (Principal Executive Officer)

Date:	August 4, 2023

By:	/s/ Jonathon Hickey
Jonathon Hickey
Chief Financial Officer (Principal Financial Officer)

Date:	August 4, 2023